Exhibit 99.1

January 9, 2008

Securities and Exchange Commission

Washington, D.C. 20549

Commissioners:

We have read KBL Healthcare Acquisition Corp. III statements included under Item 4.01 of its Form 8-K filed on January 9, 2008, and we agree with such statements concerning our firm.

/s/ Goldstein Golub Kessler LLP

GOLDSTEIN GOLUB KESSLER LLP